EXHIBIT 10.2

ASSIGNMENT OF PURCHASE AND SALE AGREEMENT

This ASSIGNMENT OF PURCHASE AND SALE AGREEMENT (the “Assignment”) is made and entered into this 14th day of May, 2010 by INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Assignor”) and INLAND DIVERSIFIED SHREVEPORT REGAL COURT, L.L.C., a Delaware limited liability company (“Assignee”).

Assignor does hereby sell, assign, transfer, set over and convey unto Assignee all of its right, title and interest as Buyer under that certain Purchase and Sale Agreement dated as of April 9, 2010 and entered into by SDI Shreveport Ltd. as “Seller” and Assignor, as Purchaser, (collectively, the “Agreement”), to acquire Regal Court Shopping Center in Shreveport, Louisiana (the “Property”).

Assignor does hereby sell, assign, transfer, set over and convey unto Assignee all of its right, title and interest as Purchaser under the Agreement to acquire the Property.

Assignor represents and warrants that it is the Purchaser under the Agreement, and that it has not sold, assigned, transferred, or encumbered such interest in any way to any other person or entity.  By acceptance hereof, Assignee accepts the foregoing Assignment and agrees, from and after the date hereof, to (i) perform all of the obligations of Purchaser under the Agreement, and (ii) indemnify, defend, protect and hold Assignor harmless from and against all claims and liabilities arising under the Agreement.

(signature page follows)

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SIGNATURE PAGE FOR

ASSIGNMENT OF CONTRACT

IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be executed as of the day and year first above written.

ASSIGNOR:

INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation

By:

/s/ Lou Quilici

Name:

Lou Quilici

Title:

Senior Vice President

ASSIGNEE:

INLAND DIVERSIFIED SHREVEPORT REGAL COURT, L.L.C., a Delaware limited liability company

By:

Inland Diversified Real Estate Trust, Inc., a Maryland corporation, its sole member

By:

/s/ Mary J. Pechous

Name:

Mary Pechous

Title:

Assistant Secretary

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